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                                                                   EXHIBIT 10.16

                            2005 SHARE INCENTIVE PLAN

         1.       PURPOSE; ELIGIBILITY.

                  1.1 General Purpose. The name of this plan is the Prentiss Properties Trust 2005 Share Incentive Plan (the "PLAN"). The purpose of the Plan is to assist Prentiss Properties Trust, a real estate investment trust organized under the laws of Maryland (the "COMPANY"), and any Affiliate to recruit and retain the services of key Employees who will contribute to the Company's long range success and to associate their interests with those of the Company and its Shareholders by providing incentives which are linked directly to increases in share value which will inure to the benefit of all Shareholders of the Company.

                  1.2 Eligible Award Recipients. The persons eligible to receive Awards are the Employees of the Company and its Affiliates that the Administrator, in its sole discretion, determines have contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate. A Trustee of the Company who is an Employee of the Company or an Affiliate may be selected to participate in this Plan.

                  1.3 Available Awards. The purpose of the Plan is to provide a means by which eligible recipients of Awards may be given an opportunity to benefit from increases in value of the Company Shares through the granting of one or more of the following Awards: (a) Nonstatutory Share Options, (c) Restricted Share Awards, (d) Unrestricted Share Awards, (e) Performance Share Awards, (f) Share Appreciation Rights, (g) Incentive Awards and (h) Share-Based Awards.

         2.       DEFINITIONS.

                  2.1 "409A AWARD" means a grant or an Award that is considered "nonqualified deferred compensation" within the meaning of Section 409A of the Code and Section 8 of this Plan.

                  2.2 "ADMINISTRATOR" means the Board or the Committee appointed by the Board in accordance with Section 3.5.

                  2.3 "AFFILIATE" means any entity under common control with the Company, within the meaning of Sections 414(b) and (c) of the Code and any "parent corporation" or "subsidiary corporation" of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

                  2.4 "AWARD" means any right granted under the Plan, including an Option, a Restricted Share Award, an Unrestricted Share Award, a Performance Share Award, a Share Appreciation Right, an Incentive Award or a Share-Based Award.

                  2.5 "AWARD AGREEMENT" means a written agreement (including any amendment or supplement thereto) between the Company and a Participant evidencing the terms and conditions of an Award to such individual. Each Award Agreement shall be subject to the terms and conditions of the Plan.

                  2.6 "BENEFICIAL OWNER" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13(d)(3) of the Exchange Act), such "person" shall be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms "Beneficially Owns" and "Beneficially Owned" have a corresponding meaning.

                  2.7 "BOARD" means the Board of Trustees of the Company.



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                  2.8 "CAUSE" means, (a) with respect to any Participant who is a party to an employment or service agreement or employment policy manual with the Company or its Affiliates and such agreement or policy manual provides for a definition of Cause, as defined therein and (b) with respect to all other Participants, (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate, (ii) conduct tending to bring the Company into substantial public disgrace, or disrepute, or (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

                  2.9 "CHANGE IN CONTROL" shall mean

                      (a) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company to any "person" (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Permitted Holders;

                      (b) the adoption of a plan relating to the liquidation or dissolution of the Company;

                      (c) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" or "group" (as such terms are used in Section 13(d) of the Exchange Act), becomes the Beneficial Owner directly or indirectly of more than 50% of the voting power of the Company; or

                      (d) Incumbent Trustees cease for any reason to constitute at least a majority of the Board; and

                      (e) The foregoing notwithstanding, a transaction shall not constitute a Change in Control if (1) its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction or (2) it constitutes an initial public offering or a secondary public offering that results in any security of the Company being listed (or approved for listing) on any securities exchange or designated (or approved for designation) as a national market security on an interdealer quotation system.

                  2.10 "CODE" means the Internal Revenue Code of 1986, as amended.

                  2.11 "COMMITTEE" means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with
Section 3.5.

                  2.12 "COMPANY" means Prentiss Properties Trust, a Maryland real estate investment trust.

                  2.13 "CONSULTANT" means any person, including an advisor, (a) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or who provides bona fide services to the Company or an Affiliate pursuant to a written agreement or (b) who is a member of the Board of Trustees of an Affiliate; provided that, such person is a natural person and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.



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                  2.14 "CONTINUOUS SERVICE" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Trustee or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Trustee or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Trustee will not constitute an interruption of Continuous Service. The Administrator or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

                  2.15 "COVERED EMPLOYEE" means the chief executive officer and the four other highest compensated officers of the Company for whom total compensation is required to be reported to Shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

                  2.16 "DATE OF GRANT" means the date on which the Administrator adopts a resolution expressly granting and fixing the relevant terms of an Award to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

                  2.17 "DISABILITY" means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment. The determination of whether an individual has a Disability shall be determined under procedures established by the Plan Administrator. Except in situations where the Plan Administrator is determining whether a Participant is Disabled within the separate definition in Section 8.4(b) hereof, the Plan Administrator may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

                  2.18 "EFFECTIVE DATE" shall mean May 11, 2005.

                  2.19 "EMPLOYEE" means any person employed by the Company or an Affiliate. Mere service as a Trustee or payment of a Trustee's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

                  2.20 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  2.21 "FAIR MARKET VALUE" means, as of any date, the value of the Common Share as determined in good faith by the Administrator; provided, however, that (i) if the Common Share is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices of the Common Share reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported or (ii) if the Common Share is admitted to trading on a national securities exchange or the Nasdaq National Market or Nasdaq Small Cap Market, the Fair Market Value on any date shall not be less than the closing price reported for the Common Share on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding the date for such a sale was reported.

                  2.22 "INCENTIVE AWARD" means an Award granted pursuant to
Section 7.5 which, pursuant to the terms of the Award Agreement, will entitle the Participant to receive a cash payment from the Company or an Affiliate.

                  2.23 "INCUMBENT TRUSTEES" means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Trustee subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Trustees then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Trustee without objection to such nomination) shall be an Incumbent Trustee. No individual initially elected or nominated as a Trustee of the Company as a result of an actual or threatened election contest with respect to Trustees or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Trustee.



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                  2.24 "LISTING DATE" means the first date upon which any
security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

                  2.25 "NON-EMPLOYEE TRUSTEE" means a Trustee who satisfies the requirements for a "non-employee director" within the meaning of Rule 16b-3(b)(3).

                  2.26 "NONSTATUTORY SHARE OPTION" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                  2.27 "OFFICER" means (a) before the Listing Date, any person designated by the Company as an officer and (b) on and after the Listing Date, a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  2.28 "OPTION" means a Nonstatutory Share Option granted pursuant to the Plan that entitles the holder to purchase from the Company a stated number of Shares at the price set forth in the Option Agreement.

                  2.29 "OPTION AGREEMENT" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and need not be identical.

                  2.30 "OPTIONHOLDER" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

                  2.31 "OUTSIDE TRUSTEE" means a Trustee who is an "outside director" within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3).

                  2.32 "PARTICIPANT" means an Employee, including an employee who is a Trustee, to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

                  2.33 "PERFORMANCE SHARE AWARD" means Awards granted pursuant to Section 7.3 which, pursuant to the terms of the Award Agreement, will entitle the Participant to receive cash or a Share Award or a combination thereof.

                  2.34 "PLAN" means this Prentiss Properties Trust 2005 Share Incentive Plan.

                  2.35 "RESTRICTED SHARE AWARD" means any Award of Shares granted pursuant to Section 7.1 that are nontransferable and subject to a substantial risk of forfeiture. Shares shall cease to be Restricted Share Awards when, in accordance with the terms of the Award Agreement, they become vested (free of a substantial risk of forfeiture) and transferable.

                  2.36 "RIGHT OF REPURCHASE" means the Company's option to repurchase unvested Common Shares acquired under the Plan upon the Participant's termination of Continuous Service pursuant to Section 11.8.

                  2.37 "RULE 16B-3" means SEC Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.



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                  2.38 "SEC" means the Securities and Exchange Commission.

                  2.39 "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  2.40 "SHARES" means the common shares of the Company.

                  2.41 "SHARE APPRECIATION RIGHT" or "SAR" means the right pursuant to an Award granted under Section 7.4 to receive an amount equal to the excess, if any, of (A) the Fair Market Value, as of the date such Share Appreciation Right or portion thereof is surrendered, of the Shares covered by such right or such portion thereof, over (B) the aggregate SAR exercise price of such right or such portion thereof.

                  2.42 "SHARE-BASED AWARD" means an Award pursuant to Section
7.6 that is valued in whole or in part by reference to, or is otherwise calculated by reference to or based on, Shares, including without limitation, Units, or membership interests in an Affiliate or operating partnership, which
(i) are valued by reference to book value, fair value or performance parameters relative to the Company or any Affiliate or group of Affiliates, (ii) may be convertible, exchangeable or redeemable, and/or (iii) constitute any class of profits interest or limited liability company membership interest created or issued pursuant to the terms of a partnership agreement, limited liability company operating agreement or otherwise by an Affiliate that has elected to be treated as a partnership for federal income tax purposes and qualifies as a "profits interest" within the meaning of Revenue Procedure 93 27 with respect to a Participant who is rendering services to the issuing Affiliate.

                  2.43 "TRUSTEE" means a member of the Board of Trustees of the Company.

                  2.44 "UNIT" means a unit or units of Class G limited partnership interest in, and provided under the terms of the agreement of limited partnership of, Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership and the entity through which the Company conducts a significant portion of its business.

                  2.45 "UNRESTRICTED AWARD" means any Award granted pursuant to
Section 7.2.

         3.       ADMINISTRATION.

                  3.1 Administration by Board. The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in Section 3.5 (the group that administers the Plan is referred to as the "ADMINISTRATOR").

                  3.2 Powers of Administrator. The Administrator shall have the power and authority to select and grant to Participants, Awards pursuant to the terms of the Plan.

                  3.3 Specific Powers. In particular, the Administrator shall have the authority: (i) to construe and interpret the Plan and apply its provisions; (ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (iv) to determine when Awards are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted; (vi) to determine the number of Shares to be made subject to each Award; (vii) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment, vesting provisions and Right of Repurchase provisions, and to specify the provisions of the Award Agreement relating to such grant or sale;
(viii) to amend any outstanding Awards for the purpose of modifying the time or manner of vesting, the purchase price or exercise price, as the case may be, subject to Shareholder consent for any amendment, cancellation, regrant, replacement or modification that results in a repricing that reduces the exercise price of any outstanding Share Option (other than an adjustment under Section 12.1); provided, however, that if any such amendment impairs a


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Participant's rights or increases a Participant's obligations under his or her
Award, such amendment shall also be subject to the Participant's consent (provided, however, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value of the Common Share subject to a Share Option and the exercise price, shall not constitute an impairment of the Participant's rights that requires consent);
(ix) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; (x) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; and (xi) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

                  3.4 Decisions Final. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined to be arbitrary and capricious.

                  3.5 The Committee.

                           (a) General. The Board may delegate administration of
the Plan to a Committee or Committees of one or more members of the Board, and the term "COMMITTEE" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Plan Administrator shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and to serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

                           (b) Committee Composition when Common Share is
Publicly Traded. At such time as the Common Share is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Non-Employee Trustees who are also Outside Trustees. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3 of the Exchange Act and/or Section 162(m) of the Code. However, if the Board intends to satisfy such exemption requirements, with respect to awards to any Covered Employee and with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Trustees who are also Outside Trustees. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Trustees the authority to grant Share Rights to eligible persons who are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Share Award or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Trustees the authority to grant Share Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.



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                  3.6 Indemnification. In addition to such other rights of
indemnification as they may have as Trustees or members of the Committee, and to the extent allowed by applicable law, the Administrator and each of the Administrator's consultants shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator or any of its consultants may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator or any of its consultants in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator or any of its consultants in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator or any of its consultants did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator or any of its consultants shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

         4.       SHARES SUBJECT TO THE PLAN.

                  4.1 Share Reserve. Subject to the provisions of Section 12.1 relating to adjustments upon changes in Shares, the Shares that may be issued pursuant to Awards shall consist of the Company's authorized but unissued Shares, and the maximum aggregate amount of such Shares which may be issued upon exercise of all Awards under the Plan shall not exceed 2,206,120 Shares and/or Units. The maximum amount of Shares and/or Units that may be issued under the Plan specified above shall be reduced by the total number of Shares underlying options granted and outstanding on the Effective Date ("PRIOR OUTSTANDING OPTIONS") under the terms of the Prentiss Properties Trust 1996 Share Incentive Plan (the "1996 PLAN"). If, prior to the termination of the Plan, a Prior Outstanding Option shall expire, be forfeited or terminate for any reason without having been exercised in full, the Shares subject to such expired, forfeited or terminated option shall again be available for purposes of this Plan and the number of Shares which may be issued upon the exercise of Awards under the Plan shall be increased by the number of Shares underlying such expired, forfeited or terminated Prior Outstanding Options that become eligible for Awards under this Plan. In no event, however, will the maximum aggregate amount of Shares which may be issued upon exercise of all grants and awards under the Plan, including Prior Outstanding Options that terminate and become available under this Plan, exceed 2,206,120 Shares, subject to adjustment in accordance with Section 12.1 hereof. For purposes of determining the Share reserve and for purposes of the individual limitation in Section 5.2, one Unit shall be deemed to be equivalent to one Share.

                  4.2 Reversion of Shares or Units to the Share Reserve. If any Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the Shares or Units not acquired under such Award shall revert to and again become available for issuance under the Plan. If Shares or Units issued under the Plan are reacquired by the Company pursuant to the terms of a Right of Repurchase or other forfeiture provision, such Shares or Units shall again be available for issuance under the Plan.

                  4.3 Source of Shares. The Shares subject to the Plan may be authorized but unissued Shares or reacquired Shares, bought on the market, pursuant to any Right of Repurchase or other forfeiture provision, or otherwise. Units subject to the Plan shall be Class G limited partnership interests provided under the terms of the agreement of limited partnership of Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership.

         5.       ELIGIBILITY.

                  5.1 Eligibility for Specific Awards. Eligible Award recipients who are selected by the Administrator shall be eligible for Awards hereunder, subject to limitations set forth in this Plan.



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                  5.2 Section 162(m) Limitation. Subject to the provisions of
Section 12.1 relating to adjustments upon changes in the Shares, no Employee shall be eligible to be granted Options or Share Appreciation Rights covering more than 390,000 Shares and/or Units during any calendar year. This Section 5.2 shall not apply prior to the Listing Date and, following the Listing Date, this
Section 5.2 shall not apply until (a) the earliest of: (i) the first material modification of the Plan (including any increase in the number of Shares reserved for issuance under the Plan in accordance with Section 4.1); (ii) the issuance of all of the Shares reserved for issuance under the Plan; (iii) the expiration of the Plan; or (iv) the first meeting of Shareholders at which Trustees are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or (b) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

         6.       OPTION PROVISIONS.

                  Each Option shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code and Section 8 of the Plan. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

                  6.1 Term. No Option shall be exercisable after the expiration of 10 years from the date it was granted.

                  6.2 Exercise Price of an Option. The exercise price of each Nonstatutory Share Option shall be not less than 100% of the Fair Market Value of the Shares subject to the Option on the day preceding the date the Option is granted; provided, however, any Nonstatutory Share Option with an exercise price less than the Fair Market Value of the Common Share subject to the Option on the date the Option is granted shall be a 409A Award and shall be subject to the additional requirements of Section 8. Notwithstanding the foregoing, a Nonstatutory Share Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

                  6.3 Consideration. The purchase price of Shares acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or by certified or bank check at the time the Option is exercised or (ii) or in the discretion of the Administrator, upon such terms as the Administrator shall approve, the exercise price may be paid: (1) by delivery to the Company of other Shares, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the exercise price (or portion thereof) due for the number of Shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific Shares that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) that have a Fair Market Value on the date of attestation equal to the exercise price (or portion thereof) and receives a number of Shares equal to the difference between the number of Shares thereby purchased and the number of identified attestation Shares (a "SHARE FOR SHARE EXCHANGE"); (2) during any period for which the Shares are publicly traded (i.e., the Shares are listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, or if the Shares are quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the Shares are regularly quoted by a recognized securities dealer but closing sale prices are not reported), by a copy of instructions to a broker directing such broker to sell the Shares for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a "CASHLESS EXERCISE"); (3) in any other form of legal consideration that may be acceptable to the Administrator, provided, however, if applicable law requires, the par value (if any) of Shares, if newly issued, shall be paid in cash or cash equivalents. Unless otherwise specifically provided in the Option, the purchase price of Shares acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Shares acquired, directly or indirectly from the Company, shall be paid only by Shares of the Company that have been held for more than six months (or such longer or


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shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the forgoing, during any period for which the Shares are publicly traded (i.e., the Shares are listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, or if the Common Share is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the Shares are regularly quoted by a recognized securities dealer but closing sale prices are not reported), a Cashless Exercise or other transaction by a Trustee or executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, or an Affiliate in violation of Section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Securities Exchange Act of 1934, 15 U.S.C. ss. 78m(k)) shall be prohibited with respect to any Award under this Plan.

                  6.4 Transferability of an Option. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

                  6.5 Vesting Generally. The Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Administrator may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a Share. The Administrator may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Option Agreement upon the occurrence of a Change in Control of the Company.

                  6.6 Termination of Continuous Service. Unless otherwise provided in an Option Agreement or in an employment agreement the terms of which have been approved by the Administrator, in the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability or termination by the Company for Cause), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder's Continuous Service, or (b) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate. Outstanding Options that are not exercisable at the time an Optionholder's Continuous Service terminates for any reason other than for Cause (including an Optionholder's death or Disability) shall be forfeited and expire at the close of business on the date of such termination. If the Optionholder's Continuous Service terminates for Cause, all outstanding Options shall be forfeited (whether or not vested) and expire as of the beginning of business on the date of such termination for Cause.

                  6.7 Employment by a Competitor. Unless otherwise provided in an Option Agreement or in an employment agreement the terms of which have been approved by the Administrator, in the event an Optionholder (i) voluntarily resigns his or her employment with the Company and its Affiliates and (ii) thereafter is employed by any person or entity that is engaged in any line of business in which the Company or any Affiliate is engaged as of the date of such resignation (a "COMPETITOR"), then all Options held by such Optionholder shall expire on the later of the 30th day following the Optionholders termination of Continuous Service or the commencement of such Optionholder's employment with such Competitor, irrespective of whether such Optionholder's employment with the Competitor continues through such 30-day period.

                  6.8 Extension of Termination Date. An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service for any reason other than Cause (including upon the Optionholder's death or Disability) would be prohibited at any time because the issuance of Shares would violate the registration requirements under the Securities Act or any other state or federal securities law, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant's Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

                  6.9 Death of Optionholder. Unless otherwise provided in an Option Agreement, in the event an Optionholder's Continuous Service terminates as a result of the Optionholder's death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or
(b) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

                  6.10 Disability of Optionholder. Unless otherwise provided in an Option Agreement, in the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

                  6.11 Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the Shares subject to the Option prior to the full vesting of the Option. In such case, the Shares acquired on exercise shall be subject to the vesting schedule that otherwise would apply to determine the exercisability of the Option. Any unvested Shares so purchased may be subject to a Right of Repurchase in favor of the Company or to any other restriction the Administrator determines to be appropriate. The Company will not be required to exercise its Right of Repurchase until at least six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Administrator otherwise specifically provides in the Option.

                  6.12 Additional Requirements Under Section 409A. Each Option agreement shall include a provision whereby, notwithstanding any provision of the Plan or the Option agreement to the contrary, the Option shall satisfy the additional conditions applicable to nonqualified deferred compensation under
Section 409A of the Code, in accordance with Section 8 hereof, in the event any Option under this Plan is granted with an exercise price less than Fair Market Value of the Common Share subject to the Option on the date the Option is granted (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the exercise price), or is otherwise determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code.

         7.       PROVISIONS OF AWARDS OTHER THAN OPTIONS.

                  7.1 Restricted Share Awards. The Administrator may from time to time award (or sell at a purchase price determined by the Administrator) Restricted Share Awards under the Plan to eligible Participants. Restricted Share Awards may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the "RESTRICTED PERIOD") as the Administrator shall determine. Each Restricted Share Award Agreement shall be in such form and shall contain such terms, conditions and Restricted Periods as the Administrator shall deem appropriate. The terms and conditions of the Restricted Share Award Agreements may change from time to time, and the terms and conditions of separate Restricted Share Award Agreements need not be identical, but each Restricted Share Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

                           (a) Purchase Price. The purchase price of Restricted
Share Awards shall be determined by the Administrator, and may be stated as cash, property, a contract for future services or prior services.

                           (b) Consideration. The consideration for Shares
acquired pursuant to the Restricted Share Award Agreement shall be paid either:
(i) in cash at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Administrator in its discretion including, without limitation, property or a Share For Share Exchange, a contract for future services or prior services that the Administrator determines have a value at least equal to the Fair Market Value of such Shares.

                           (c) Vesting. Shares acquired under the Restricted
Share Award Agreement may, but need not, be subject to a Restricted Period that specifies a Right of Repurchase in favor of the Company in accordance with a vesting schedule to be determined by the Administrator, or forfeiture in the event the consideration was in the form of prior or future services. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any Restricted Share Award Agreement in the event a Change in Control occurs.

                           (d) Termination of Participant's Continuous Service.
Unless otherwise provided in an Option Agreement or a Restricted Share Award Agreement or in an employment agreement the terms of which have been approved by the Administrator, in the event a Participant's Continuous Service terminates for any reason, the Company may exercise its Right of Repurchase or otherwise reacquire, or the Participant shall forfeit unvested shares acquired in consideration of prior or future services, and any or all of the Shares held by the Participant which have not vested as of the date of termination under the terms of the Option Agreement or Restricted Share Award Agreement shall be forfeited and the Participant shall have no rights with respect to the forfeited Award.

                           (e) Transferability. Rights to acquire Shares under
the Restricted Share Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Share Award Agreement, as the Administrator shall determine in its discretion, so long as Shares awarded under the Restricted Share Award Agreement remain subject to the restrictions of the Restricted Share Award Agreement.

                           (f) Concurrent Tax Payment. The Administrator, in its
sole discretion, may (but shall not be required to) provide for payment of a concurrent cash award in an amount equal, in whole or in part, to the estimated after tax amount required to satisfy applicable federal, state or local tax withholding obligations arising from the receipt and deemed vesting of Restricted Share Awards for which an election under Section 83(b) of the Code may be required.

                           (g) Lapse of Restrictions. Upon the expiration or
termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Administrator, the restrictions applicable to the Restricted Share Award shall lapse and a Share certificate for the number of Shares with respect to which the restrictions have lapsed shall be delivered, free of any restrictions except those that may be imposed by law, to the Participant or the Participant's beneficiary or estate, as the case may be. The Company shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value of such fractional Share in cash to the Participant or the Participant's beneficiary or estate, as the case may be. The Share certificate shall be issued and delivered and the Participant shall be entitled to the beneficial ownership rights of such Shares not later than (i) the date that is 2-1/2 months after the end of the Participant's taxable year for which the Restricted Period ends and the Participant has a legally binding right to such amounts; or (ii) the date that is 2-1/2 months after the end of the Company's taxable year for which the Restricted Period ends and the Participant has a legally binding right to such amounts, whichever is later.

                  7.2 Unrestricted Awards.

                           (a) Grant or Sale of Unrestricted Awards. The
Administrator may, in its sole discretion, award (or sell at a purchase price determined by the Administrator) an Unrestricted Award to any Participant, pursuant to which such individual may receive Shares free of any vesting and transfer restrictions ("UNRESTRICTED SHARES") under the Plan. Unrestricted Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual. The Share certificate for Unrestricted

Shares shall be issued and delivered and the Participant shall be entitled to the beneficial ownership rights of such Shares not later than (i) the date that is 2-1/2 months after the end of the Participant's taxable year for which services rendered as consideration were provided and in which the Participant has a legally binding right to such amounts; or (ii) the date that is 2-1/2 months after the end of the Company's taxable year for which services rendered as consideration were provided and in which the Participant has a legally binding right to such amounts, whichever is later.

                  7.3 Performance Share Awards.

                           (a) Nature of Performance Share Awards. A Performance
Share Award is an Award entitling the recipient to acquire actual Shares or hypothetical Share units having a value equal to the Fair Market Value of an identical number of Shares upon the attainment of specified performance goals. The Administrator may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any Participant, including those who qualify for awards under other performance plans of the Company. The Administrator in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each Award, the periods during which performance is to be measured, and all other limitation and conditions applicable to the awarded shares; provided, however, that the Administrator may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Share Awards under the Plan. Performance goals shall be based on a pre-established objective formula or standard that specifies the manner of determining the number of Performance Share Award shares that will be granted or will vest if the performance goal is attained. Performance goals will be determined by the Administrator prior to the time 25% of the service period has elapsed and may be based on one or more business criteria that apply to a Participant, a business unit or the Company and its Affiliates. Such business criteria may include, by way of example and without limitation, revenue, earnings before interest, taxes, depreciation and amortization (EBITDA), funds from operations, funds from operations per share, operating income, pre or after tax income, cash available for distribution, cash available for distribution per share, net earnings, earnings per share, return on equity, return on assets, share price performance, improvements in the Company's attainment of expense levels, and implementing or completion of critical projects, or improvement in cash-flow (before or after tax). A performance goal may be measured over a performance period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. More than one performance goal may be incorporated in a performance objective, in which case achievement with respect to each performance goal may be assessed individually or in combination with each other. The Administrator may, in connection with the establishment of performance objectives for a performance period, establish a matrix setting forth the relationship between performance on two or more performance goals and the amount of the Performance Share Award payable for that performance period. The level or levels of performance specified with respect to a performance goal may be established in absolute terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the Administrator may determine. Performance objectives shall be objective and, if the Company is publicly traded, shall otherwise meet the requirements of Section 162(m) of the Code. Performance objectives may differ for Performance Share Awards granted to any one Participant or to different Participants. A Performance Share Award to a Participant who is a Covered Employee shall (unless the Administrator determines otherwise) provide that in the event of the Participant's termination of Continuous Service prior to the end of the performance period for any reason, such Award will be payable only
(i) if the applicable performance objectives are achieved and (ii) to the extent, if any, as the Administrator shall determine. Such objective performance goals do not have to be based on increases in a specific business criteria, but may be based on maintaining the status quo or limiting economic losses.

                           (b) Restrictions on Transfer. Performance Share
Awards and all rights with respect to such Performance Share Awards may not be sold, assigned, transferred, pledged or otherwise encumbered. No right or interest of a Participant in a Performance Share Award shall be liable for, or subject to, any lien, obligation or liability of such Participant.

                           (c) Rights as a Shareholder. A Participant receiving
a Performance Share Award shall have the rights of a Shareholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to the Award but not actually received by the Participant. A Participant shall be entitled to receive a Share certificate evidencing the acquisition of Shares under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Administrator). The Share certificate shall be issued and delivered and the Participant shall be entitled to the beneficial ownership rights of such Shares not later than (i) the date that is 2-1/2 months after the end of the Participant's taxable year for which the Administrator certifies that the Performance Share Award conditions have been satisfied and the Participant has a legally binding right to such amounts; or (ii) the date that is 2-1/2 months after the end of the Company's taxable year for which the Administrator certifies that the Performance Share Award conditions have been satisfied and the Participant has a legally binding right to such amounts, whichever is later.

                           (d) Termination. Except as may otherwise be provided
by the Administrator at any time, a Participant's rights in all Performance Share Awards shall automatically terminate upon the Participant's termination of employment (or business relationship) with the Company and its Affiliates for any reason.

                           (e) Acceleration, Waiver, Etc. At any time prior to
the Participant's termination of employment (or other business relationship) by the Company and its Affiliates, the Administrator may in its sole discretion accelerate, waive or, subject to Section 13, amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award. The Administrator in its discretion may provide for an acceleration of vesting in the terms of any Performance Share Award in the event a Change in Control occurs.

                           (f) Certification. Following the completion of each
performance period, the Administrator shall certify in writing, in accordance with the requirements of Section 162(m) of the Code, whether the performance objectives and other material terms of a Performance Share Award have been achieved or met. Unless the Administrator determines otherwise, Performance Share Awards shall not be settled until the Administrator has made the certification specified under this Section 7.3(f).

                  7.4 Share Appreciation Rights.

                           (a) General. Share Appreciation Rights may be granted
either alone ("FREE STANDING RIGHTS") or, provided the requirements of Section 7.4(b) are satisfied, in tandem with all or part of any Option granted under the Plan ("RELATED RIGHTS"). In the case of a Nonstatutory Share Option, Related Rights may be granted either at or after the time of the grant of such Share Option.

                           (b) Grant Requirements. A Share Appreciation Right
may only be granted if the Share Appreciation Right: (1) does not provide for the deferral of compensation within the meaning of Section 409A of the Code; or
(2) satisfies the requirements of Section 7.4(h) and Section 8 hereof. A Share Appreciation Right does not provide for a deferral of compensation if: (i) the floor for determining the appreciation component of the Share Appreciation Right that will be paid to the Participant (i.e., the amount used to determine the appreciation in excess of the value of the Common Share that the holder is entitled to receive upon exercise (hereinafter, the "SAR EXERCISE PRICE")) may never be less than the Fair Market Value of the underlying Common Share on the date the right is granted, (ii) the Common Share subject to the right is traded on an established securities market, (iii) only such traded Common Share may be delivered in settlement of the right upon exercise, and (iv) the right does not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the right.

                           (c) Exercise and Payment. Upon exercise thereof, the
holder of a Share Appreciation Right shall be entitled to receive from the Company, an amount equal to the product of (i) the excess of the Fair Market Value, on the date of such written request, of one share of Common Share over the SAR exercise price per share specified in such Share Appreciation Right or its related Option, multiplied by (ii) the number of shares for which such Share Appreciation Right shall be exercised. Payment with respect to the exercise of a Share Appreciation Right that satisfies the requirements of Section 7.4(b)(1) shall be paid on the date of exercise and made in Shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), valued at Fair Market Value on the date of exercise. Payment with respect to the exercise of a Share Appreciation Right that does not satisfy the requirements of Section 7.4(b)(1) shall be paid at the time specified in the Award in accordance with the provisions of Section 7.4(h) and Section 8. Payment may be made in the form of Shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Administrator in its sole discretion), cash or a combination thereof, as determined by the Administrator.

                           (d) Exercise Price. The exercise price of a Free
Standing Share Appreciation Right shall be determined by the Administrator, but shall not be less than 100% of the Fair Market Value of one share of Common Share on the Date of Grant of such Share Appreciation Right. A Related Share Appreciation Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Share Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Share subject to the Share Appreciation Right and related Option exceeds the exercise price per share thereof and no Share Appreciation Rights may be granted in tandem with an Option unless the Administrator determines that the requirements of Section 7.4(b)(1) are satisfied.

                           (e) Reduction in the Underlying Option Shares. Upon
any exercise of a Share Appreciation Right, the number of Shares for which any related Option shall be exercisable shall be reduced by the number of shares for which the Share Appreciation Right shall have been exercised. The number of Shares for which a Share Appreciation Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of Shares for which such Option shall have been exercised.

                           (f) Written Request. Any election by an Optionholder
to receive cash in full or partial settlement of a Share Appreciation Right, and any exercise of such Share Appreciation Right for cash, may be made only by a written request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date. Within 30 days of the receipt by the Company of a written request to receive cash in full or partial settlement of a Share Appreciation Right or to exercise such Share Appreciation Right for cash, the Administrator shall, in its sole discretion, either consent to or disapprove, in whole or in part, such written request. A written request to receive cash in full or partial settlement of a Share Appreciation Right or to exercise a Share Appreciation Right for cash may provide that, in the event the Administrator shall disapprove such written request, such written request shall be deemed to be an exercise of such Share Appreciation Right for Shares.

                           (g) Disapproval by Administrator. If the
Administrator disapproves in whole or in part any election by an Optionholder to receive cash in full or partial settlement of a Share Appreciation Right or to exercise such Share Appreciation Right for cash, such disapproval shall not affect such Optionholder's right to exercise such Share Appreciation Right at a later date, to the extent that such Share Appreciation Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Administrator. Additionally, such disapproval shall not affect such Optionholder's right to exercise any related Option.

                           (h) Additional Requirements under Section 409A. A
Share Appreciation Right that is not intended to or fails to satisfy the requirements of Section 7.4(b)(1) shall satisfy the requirements of this Section 7.4(h) and the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with Section 8 hereof. The requirements herein shall apply in the event any Share Appreciation Right under this Plan is granted with an SAR exercise price less than Fair Market Value of the Common Share underlying the award on the date the Share Appreciation Right is granted (regardless of whether or not such SAR exercise price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the SAR exercise price), provides that it is settled in cash, or is otherwise determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code. Any such Share Appreciation Right may provide that it is exercisable at any time permitted under the governing written instrument, but such exercise shall be limited to fixing the measurement of the amount, if any, by which the Fair Market Value of a share of Common Share on the date of exercise exceeds the SAR exercise price (the "SAR AMOUNT"). However, once the Share Appreciation Right is exercised, the SAR Amount may only be paid on the fixed time, payment schedule or other event specified in the governing written instrument or in Section 8.1 hereof.

                  7.5 Incentive Awards. An Incentive Award is an Award entitling the Participant to receive a cash payment from the Company or an Affiliate, according to the terms specified by the Administrator in the Award Agreement.

                           (a) Terms and Conditions. The Administrator, at the
time an Incentive Award is granted, shall specify the terms and conditions which govern the Award. Such terms and conditions may prescribe, by way of example and not of limitation, that the Incentive Award shall be earned only to the extent that the Company or an Affiliate, during a performance measurement period, achieves stated performance-goals. Performance goals shall be based on a pre-established objective formula or standard that specifies the manner of determining the number of Performance Share Award shares that will be granted or will vest if the performance goal is attained. Performance goals will be determined by the Administrator prior to the time 25% of the service period has elapsed and may be based on one or more business criteria that apply to a Participant, a business unit or the Company and its Affiliates. Such business criteria may include, by way of example and without limitation, revenue, earnings before interest, taxes, depreciation and amortization (EBITDA), funds from operations, funds from operations per share, operating income, pre or after tax income, cash available for distribution, cash available for distribution per share, net earnings, earnings per share, return on equity, return on assets, Share price performance, improvements in the Company's attainment of expense levels, and implementing or completion of critical projects, or improvement in cash-flow (before or after tax). A performance goal may be measured over a performance period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. More than one performance goal may be incorporated in a performance objective, in which case achievement with respect to each performance goal may be assessed individually or in combination with each other. The Administrator may, in connection with the establishment of performance objectives for a performance period, establish a matrix setting forth the relationship between performance on two or more performance goals and the amount of the Incentive Award payable for that performance period. The level or levels of performance specified with respect to a performance goal may be established in absolute terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the Administrator may determine. Performance objectives shall be objective and, if the Company is publicly traded, shall otherwise meet the requirements of Section 162(m) of the Code. Performance objectives may differ for Incentive Awards granted to any one Participant or to different Participants. An Incentive Award to a Participant who is a Covered Employee shall (unless the Administrator determines otherwise) provide that in the event of the Participant's termination of Continuous Service prior to the end of the performance period for any reason, such Award will be payable only (i) if the applicable performance objectives are achieved and (ii) to the extent, if any, as the Administrator shall determine. Such objective performance goals do not have to be based on increases in a specific business criteria, but may be based on maintaining the status quo or limiting economic losses.

                           (b) Restrictions on Transfer. Incentive Awards and
all rights with respect to such Incentive Awards may not be sold, assigned, transferred, pledged or otherwise encumbered. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation or liability of such Participant.

                           (c) Rights as a Shareholder. A Participant receiving
an Incentive Award shall not have any rights as a Shareholder of the Company or an Affiliate on account of such Award.

                           (d) Additional Considerations Under Section 409A of
the Code. Any Incentive Award that the Administrator determines the Participant is entitled shall be paid not later than (i) the date that is 2-1/2 months after the end of the Participant's taxable year for which the Administrator certifies that the Incentive Award conditions have been satisfied and the Participant has a legally binding right to such amounts; or (ii) the date that is 2-1/2 months after the end of the Company's taxable year for which the Administrator certifies that the Incentive Award conditions have been satisfied and the Participant has a legally binding right to such amounts, whichever is later.

                  7.6 Share-Based Awards. The Administrator may, in its sole discretion, award (or sell at a purchase price determined by the Administrator) Share-Based Awards under the Plan to eligible Participants. Each Share-Based Award Agreement shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. Share-Based Awards may be issued either alone or in addition to other Awards granted under the Plan and shall be evidenced by an Award Agreement. Conditions may be based on continuing employment (or other service relationship), computation of financial metrics and/or achievement of pre-established performance goals and objectives. The Administrator may require that Share-Based Awards be held through a limited partnership, or similar "look-through" entity, and the Administrator may require such limited partnership or similar entity to impose restrictions on its partners or other beneficial owners that are not inconsistent with the provisions of this Section 7.6. The terms and conditions of the Share-Based Award Agreements may change from time to time, and the terms and conditions of separate Share-Based Award Agreements need not be identical, but each Share-Based Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

                           (a) Nature of Share-Based Awards. The Administrator
shall calculate in good faith, for purposes of establishing the number of Shares underlying a Share-Based Award relative to the total number of Shares reserved and available for issuance under Section 4.1, the maximum number of Shares to which a grantee of such Share-Based Award may be entitled upon fulfillment of all applicable conditions set forth in the relevant Share-Based Award Agreement, including vesting, accretion factors, conversion ratios, exchange ratios and the like. If and when any such conditions are no longer capable of being met, in whole or in part, the number of Shares underlying such Share-Based Award shall be reduced accordingly by the Administrator and the related Shares shall be added back to the Shares available for issuance under the Plan.

                           (b) Purchase Price. The purchase price, if any, of
Share-Based Awards shall be determined by the Administrator, and may be stated as cash, property, a contract for future services or prior services.

                           (c) Consideration. The consideration for Shares
acquired pursuant to the Share-Based Award Agreement shall be paid either: (i) in cash at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Administrator in its discretion including, without limitation, property or a Share For Share Exchange, a contract for future services or prior services that the Administrator determines have a value at least equal to the Fair Market Value of such Shares.

                           (d) Vesting. A Share-Based Award may, but need not,
vest in periodic installments that may, but need not, be equal. Vesting schedules may be based, among other things, on the attainment of performance goals and, in such case, such performance goals shall be based on a pre-established objective formula or standard that specifies the manner of determining the number of Share-Based Awards that will be granted or will vest if the performance goal is attained. Performance goals will be determined by the Administrator prior to the time 25% of the service period has elapsed and may be based on one or more business criteria that apply to a Participant, a business unit or the Company and its Affiliates. Such business criteria may include, by way of example and without limitation, revenue, earnings before interest, taxes, depreciation and amortization (EBITDA), funds from operations, funds from operations per share, operating income, pre or after tax income, cash available for distribution, cash available for distribution per share, net earnings, earnings per share, return on equity, return on assets, share price performance, improvements in the Company's attainment of expense levels, and implementing or completion of critical projects, or improvement in cash-flow (before or after tax). A performance goal may be measured over a performance period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. More than one performance goal may be incorporated in a performance objective, in which case achievement with respect to each performance goal may be assessed individually or in combination with each other. The Administrator may, in connection with the establishment of performance objectives for a performance period, establish a matrix setting forth the relationship between performance on two or more performance goals and the amount of the Share-Based Awards payable for that performance period. The level or levels of performance specified with respect to a performance goal may be established in absolute terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the Administrator may determine. Performance objectives shall be objective and, if the Company is publicly traded, shall otherwise meet the requirements of Section 162(m) of the Code. Performance objectives may differ for Share-Based Awards granted to any one Participant or to different Participants. A Share-Based Award to a Participant who is a Covered Employee shall (unless the Administrator determines otherwise) provide that in the event of the Participant's termination of Continuous Service prior to the end of the performance period for any reason, such Award will be payable only (i) if the applicable performance objectives are achieved and (ii) to the extent, if any, as the Administrator shall determine. Such objective performance goals do not have to be based on increases in a specific business criteria, but may be based on maintaining the status quo or limiting economic losses.

                           (e) Non-Transferability. Share-Based Awards may not
be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose except as the Administrator shall determine.

                           (f) Termination of Employment or Service. In the
event that a recipient ceases to be employed by or to provide services to the Company, or any Affiliate, any outstanding Share-Based Awards previously granted to such recipient shall be subject to such terms and conditions as set forth in the Share-Based Award Agreement. Except as may otherwise be provided by the Administrator either in the Share-Based Award Agreement, or, subject to Section 13 below, in writing after the Share-Based Award Agreement is issued, a grantee's rights in all Share-Based Awards that have not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Affiliates for any reason.

         8. ADDITIONAL CONDITIONS APPLICABLE TO NONQUALIFIED DEFERRED COMPENSATION UNDER SECTION 409A OF THE CODE.

                  In the event any Option under this Plan is granted with an exercise price less than Fair Market Value of the Common Share subject to the grant or award on the Grant Date (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or such grant is materially modified and deemed a new grant at a time when the Fair Market Value exceeds the exercise price), or any Award is otherwise determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code (a "409A AWARD"), the following additional conditions shall apply and shall supersede any contrary provisions of this Plan or the terms of any 409A Award agreement.

                  8.1 Exercise and Distribution. No 409A Award shall be exercisable or distributable earlier than upon one of the following:

                           (a) Specified Time. A specified time or a fixed
schedule set forth in the written instrument evidencing the 409A Award, but not later than after the expiration of 10 years from the Award Date or Grant Date. If the written grant instrument does not specify a fixed time or schedule, such time shall be the date that is the fifth anniversary of the Award Date or Grant Date.

                           (b) Separation from Service. Separation from service
(within the meaning of Section 409A of the Code) by the 409A Award recipient; provided however, if the 409A Award recipient is a "key employee" (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and any of the Company's Share is publicly traded on an established securities market or otherwise, exercise or distribution under this Section 8.1(b) may not be made before the date which is six months after the date of separation from service.

                           (c) Death. The date of death of the 409A Award
recipient.

                           (d) Disability. The date the 409A Award recipient
becomes disabled (within the meaning of Section 8.4(b) hereof).

                           (e) Unforeseeable Emergency. The occurrence of an
unforeseeable emergency (within the meaning of Section 8.4(c) hereof), but only if the net value (after payment of the exercise price) of the number of Shares that become issuable does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the participant's other assets (to the extent such liquidation would not itself cause severe financial hardship).

                           (f) Change in Control Event. The occurrence of a
Change in Control Event (within the meaning of Section 8.4(a) hereof), including the Company's discretionary exercise of the right to accelerate vesting of such grant upon a Change in Control Event or to terminate the Plan or any 409A Award granted hereunder within 12 months of the Change in Control Event.

                  8.2 Term. Notwithstanding anything to the contrary in this Plan or the terms of any 409A Award agreement, the term of any 409A Award shall expire and such Award shall no longer be exercisable on the date that is the later of: (a) 2-1/2 months after the end of the Company's taxable year in which the 409A Award first becomes exercisable or distributable pursuant to Section 8 hereof and is not subject to a substantial risk of forfeiture; or (b) 2-1/2 months after the end of the 409A Award recipient's taxable year in which the 409A Award first becomes exercisable or distributable pursuant to Section 8 hereof and is not subject to a substantial risk of forfeiture, but not later than the earlier of (i) the expiration of 10 years from the date the 409A Award was granted, or (ii) the term specified in the 409A Award agreement.

                  8.3 No Acceleration. A 409A Award may not be accelerated or exercised prior to the time specified in Section 8 hereof, except in the case of one of the following events:

                           (a) Domestic Relations Order. The 409A Award may
permit the acceleration of the exercise or distribution time or schedule to an individual other than the Participant as may be necessary to comply with the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code).

                           (b) Conflicts of Interest. The 409A Award may permit
the acceleration of the exercise or distribution time or schedule as may be necessary to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code).

                           (c) Change in Control Event. The Administrator may
exercise the discretionary right to accelerate the vesting of such 409A Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted thereunder within 12 months of the Change in Control Event and cancel the 409A Award for compensation. In addition, the Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award provided that the such acceleration does not change the time or schedule of payment of such Award and otherwise satisfies the requirements of this 8 and the requirements of
Section 409A of the Code.

                  8.4 Definitions. Solely for purposes of this Section 8 and not for other purposes of the Plan, the following terms shall be defined as set forth below:

                           (a) "CHANGE IN CONTROL EVENT" means the occurrence of
a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in IRS Notice 2005-1, Q&A-11, Q&A-12, Q&A-13 and Q&A-14).

                           (b) "DISABLED" means a Participant (i) is unable to
engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees.

                           (c) "UNFORESEEABLE EMERGENCY" means a severe
financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant's spouse, or a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant's property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

         9.       COVENANTS OF THE COMPANY.

                  9.1 Availability of Shares. During the terms of the Awards, the Company shall keep available at all times the number of Shares required to satisfy such Awards.

                  9.2 Securities Law Compliance. Each Share Option Agreement and Award Agreement shall provide that no Shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Participant shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Administrator may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell Shares upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Share issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Share under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Share upon exercise of such Awards unless and until such authority is obtained.
         10.      USE OF PROCEEDS FROM SHARE.

                  Proceeds from the sale of Common Share pursuant to Awards shall constitute general funds of the Company.

         11.      MISCELLANEOUS.

                  11.1 Acceleration of Exercisability and Vesting. Subject to the requirements of Section 8, the Administrator shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

                  11.2 Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Share certificate is issued, except as provided in Section 12.1, hereof.

                  11.3 No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause, (b) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (c) the service of a Trustee pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

                  11.4 Transfer, Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

                  11.5 Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Shares under any Award,
(a) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (b) to give written assurances satisfactory to the Company stating that the Participant is acquiring Shares subject to the Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Share. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the Shares upon the exercise or acquisition of Common Share under the Award has been registered under a then currently effective registration statement under the Securities Act or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on Share certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Share.

                  11.6 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Administrator, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Shares under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold Shares from the Shares otherwise issuable to the Participant as a result of the exercise or acquisition of Shares under the Award, provided, however, that no Shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered Shares of the Company.

                  11.7 Transfer of Shares Acquired Under Plan. Notwithstanding anything to the contrary herein, a Participant may not transfer Shares acquired under this Plan to the Company within six months after the purchase of such Common Share (the "SIX MONTHS HOLDING PERIOD"), other than, if permitted by the Administrator in its discretion, to satisfy minimum tax withholding requirements.

                  11.8 Right of Repurchase. Each Award Agreement may provide that, following a termination of the Participant's Continuous Service, the Company may repurchase the Participant's unvested Shares acquired under the Plan as provided in this Section 11.8 (the "RIGHT OF REPURCHASE"). In the case of unvested Shares, the Right of Repurchase shall be exercisable at a price equal to the lesser of the purchase price at which such Shares were acquired under the Plan or the Fair Market Value of such Shares. The Award Agreement may specify the period of time following a termination of the Participant's Continuous Service during which the Right of Repurchase may be exercised, provided that such exercise may in any event be extended to a date that is within 60 days after the date the Six Months Holding Period has been satisfied. In the case of unvested Shares purchased in exchange for services, the Company shall be entitled to forfeit such Unvested Shares without regard to the exercise of its Right of Repurchase and without payment of any consideration.

         12.      ADJUSTMENTS UPON CHANGES IN SHARES.

                  12.1 Capitalization Adjustments. If any change is made in the Shares or Units (solely for purposes of this Section 12.1, references to Shares shall be deemed to include Units, unless the context indicates otherwise) subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, Share dividend, dividend in property other than cash, Share split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), then (i) the aggregate number of Shares or class of Shares which may be purchased pursuant to Awards granted hereunder; (ii) the number and/or class of Shares covered by outstanding Options and Awards; (iii) the maximum number of Shares with respect to which Options or Share Appreciation Rights may be granted to any single Participant during any calendar year; and (iv) the exercise price of any Share Option in effect prior to such change shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued Shares or change in the Fair Market Value of such Shares resulting from such transaction; provided, however, that any fractional Shares resulting from the adjustment shall be eliminated. The Administrator shall make such adjustments, and its determination shall be final, binding and conclusive. The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.

                  12.2 Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to such event.

                  12.3 Change in Control and Other Corporate Transactions. In the event of a Change in Control, dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the surviving entity; or a reverse merger in which the Company is the surviving entity, but the Shares outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (collectively, a "CORPORATE TRANSACTION"), then, the Company, to the extent permitted by applicable law, but otherwise in the sole discretion of the Administrator may provide for: (i) the continuation of outstanding Awards by the Company (if the Company is the surviving entity); (ii) the assumption of the Plan and such outstanding Awards by the surviving entity or its parent; (iii) the substitution by the surviving entity or its parent of Awards with substantially the same terms (including an Award to acquire the same consideration paid to the shareholders in the Corporate Transaction described in this Section 12.3) for such outstanding grants and, if appropriate, subject to the equitable adjustment provisions of Section 12.1 hereof; (iv) the cancellation of such outstanding Awards in consideration for a payment equal in value to the Fair Market Value of vested Awards, or in the case of an Option, the difference between the Fair Market Value and the exercise price for all Shares subject to exercise (i.e., to the extent vested) under any outstanding Option; or (v) the cancellation of such outstanding Awards without payment of any consideration. Any such payment may be paid in cash or such other consideration payable to the holders of outstanding Shares of the Company in connection with such Corporate Transaction. If vested Awards would be canceled without consideration, the Participant shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such Corporate Transaction or ten days after the Administrator provides the grant holder a notice of cancellation, to exercise such Awards in whole or in part without regard to any installment exercise provisions in the Award Agreement. In addition, the Administrator, in its discretion, may provide for acceleration of unvested Awards in connection with any of the alternatives described above.

                  12.4 Issuance of Shares Upon Conversion of Convertible Securities. Each Award Agreement may provide that, upon conversion of any security of the Company into additional Shares, the number of Shares issuable pursuant to any Award may be adjusted by the appropriate number such that the percentage of Shares outstanding of the Company on a fully diluted basis attributable to the Award immediately prior to such conversion will be equal to the percentage of Shares outstanding of the Company on a fully diluted basis attributable to the Award immediately following such conversion.

         13.      AMENDMENT OF THE PLAN AND AWARDS.

                  13.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section
12.1 relating to adjustments upon changes in Shares, no amendment shall be effective unless approved by the Shareholders of the Company to the extent Shareholder approval is necessary to satisfy any applicable law or any Nasdaq or securities exchange listing requirements. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on Shareholder approval.

                  13.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for Shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

                  13.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to 409A Awards and/or to bring the Plan and/or Awards granted under it into compliance therewith.

                  13.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan if (a) the Company requests the consent of the Participant and (b) the Participant consents in writing. However, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value and the exercise price, shall not be an impairment of the Participant's rights that requires consent of the Participant.

                  13.5 Amendment of Awards. The Administrator at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Administrator may not effect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing. For the avoidance of doubt, the cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value of the Shares underlying the Option and the aggregate exercise price, shall not be an impairment of the Participant's rights that requires consent of the Participant.

         14.      GENERAL PROVISIONS.

                  14.1 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to Shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

                  14.2 Recapitalizations. Each Option Agreement and Award Agreement shall contain provisions required to reflect the provisions of Section 12.1.

                  14.3 Delivery. Upon exercise of an Award granted under this Plan, the Company shall issue Shares or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

                  14.4 Other Provisions. The Option Agreements and Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Administrator may deem advisable.

         15.      MARKET STAND-OFF.

                  Each Option Agreement and Award Agreement shall provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, transfer the economic consequences of ownership or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Share without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "MARKET STAND-OFF"). In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Plan until the end of the applicable stand-off period. If there is any change in the number of outstanding Shares by reason of a Share split, reverse Share split, Share dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off.

         16.      EFFECTIVE DATE OF PLAN.

                  The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a Share bonus, shall be granted) unless and until the Plan has been approved by the Shareholders of the Company, which approval shall be within 12 months before or after the date the Plan is adopted by the Board.

         17.      TERMINATION OR SUSPENSION OF THE PLAN.

                  The Plan shall terminate automatically on May 11, 2015, but no later than the day before the 10th anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

         18.      CHOICE OF LAW.

                  The law of the State of Maryland shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of law rules.

         19.      EXECUTION.

                  To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the Plan as of the date specified below.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, upon authorization of the Board of Trustees, the undersigned has caused the Prentiss Properties Trust 2005 Share Incentive Plan to be executed effective as of the 11th day of May, 2005.

                                       PRENTISS PROPERTIES TRUST


                                       By:      /s/ Thomas F. August
                                                -------------------------------
                                       Name:    Thomas F. August
                                       Title:   President and CEO